Lifecycle 2045 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2010 Portfolio

Each a series of John Hancock Funds II
Supplement dated November 2, 2009
to the Prospectus dated December 31, 2008

The section entitled “Lifecycle Portfolios Overview” is amended and restated as follows:

Lifecycle Portfolios Overview

The Lifecycle Portfolios

Each fund is a “fund of funds” which invests in a number of underlying funds. The subadviser to each fund allocates the assets of the fund among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, as of September 30, 2009, the Lifecycle 2045 Portfolio, which is designed for investors planning to retire around the year 2045, has a relatively aggressive target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. By contrast, as of September 30, 2009, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 52% of its assets invested in equity underlying funds and approximately 48% of its assets invested in fixed income underlying funds. After a fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time.

Target Allocation Chart

Target allocation among underlying funds as of September 30, 2009 (%)

	Retirement Year		Fixed Income
Lifecycle Portfolio	(assumes retirement age of 65)	Equity Funds	Funds
2045	2043-2047	95	5
2040	2038-2042	95	5
2035	2033-2037	95	5
2030	2028-2032	92	8
2025	2023-2027	85	15
2020	2018-2022	74	26
2015	2013-2017	62	38
2010	2008-2012	52	48

The subadviser may from time to time adjust the percent of assets invested in any specific underlying fund held by a fund. Such adjustments may be made to increase or decrease a fund’s holdings of particular asset classes or to adjust the overall credit quality or duration of fixed income securities held by the underlying funds. Adjustments may also be made to increase or reduce the percentage of a fund’s assets subject to the management of a particular underlying fund’s subadviser or to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. As the glide path shows, each fund’s asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk and volatility as retirement approaches and in the post-retirement years since the fund may be a primary source of income for its shareholders after retirement.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadviser to produce an overweight or an underweight position in a particular asset class based on the subadviser’s market outlook. Each fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is close to its designated retirement year or in its post-retirement stage.

Asset Allocation Glide Path

Combination of the Funds after their Designated Retirement Date

The Board of Trustees of a fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

***

The following paragraph under “Goal and strategy” under each fund summary is deleted:

“Over time, the asset allocation strategy becomes increasingly conservative. After December 31st of the designated retirement year of the fund, the fund’s investment goal and strategy and its related investment policies and restrictions will become similar to those of the Lifecycle Retirement Portfolio reflecting that the fund’s investors have entered the target retirement stage.”

And replaced by the following paragraph:

“After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, invest its assets in accordance with the predetermined “glide path” set forth in the “Lifecycle Portfolios Overview,” although the subadviser may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.”

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.